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Exhibit 10(a)

[SUTHERLAND ASBILL & BRENNAN LLP LOGO] STEPHEN E. ROTH DIRECT LINE: 202.383.0158 Internet: steve.roth@sablaw.com	1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 202.383.0100 fax 202.637.3593 www.sablaw.com

March 18, 2008

Board of Directors
Protective Life and Annuity Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional infomation filed as part of pre-effective amendment number 2 to the registration statement on Form N-4 (File No. 333-146508) filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
By:	/s/ STEPHEN E. ROTH Stephen E. Roth

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  Exhibit 10(a)